Exhibit 99.1

Slide 1 © 2025 AV, Inc. – Proprietary Information NASDAQ: AVAV // MAY 2025 CORPORATE OVERVIEW DEFINING THE NEXT ERA OF DEFENSE TECHNOLOGY

Slide 2 © 2025 AeroVironment, Inc. Safe Harbor Statement This presentation contains statements regarding AeroVironment, Inc. (“AV”), including its wholly owned subsidiary BlueHalo, that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this presentation concerning AV’s expected future financial position, results of operations, revenues, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AV is unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: the risk that AV’s acquisition of BlueHalo will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated; unexpected costs, liabilities, charges or expenses resulting from the acquisition; the risk that the integration of AeroVironment and BlueHalo will be more difficult, time-consuming or expensive than anticipated; the risk of customer loss or other business disruption; the loss of key employees; the fact that unforeseen liabilities of AeroVironment or BlueHalo may exist; the risk of doing business internationally; AV’s capital structure following the acquisition of BlueHalo; the challenging macroeconomic environment, including disruptions in the defense industry; risks that AV may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements; failure of the markets in which we operate to grow; AV’s failure to remain a market innovator, to create new market opportunities or to expand into new markets; AV’s reliance on sales to the U.S. government and the availability of U.S. government funding for defense procurement and R&D programs; AV’s ability to win U.S. and international government R&D and procurement programs; AV’s ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; any actual or threatened disruptions to our relationships with our suppliers and customers; unexpected changes in significant operating expenses, including components and raw materials; AV’s ability to protect its intellectual property and litigation risks; AV’s ability to increase production capacity to support anticipated growth; AV’s ability to comply with the covenants in our loan documents; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of AV’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports.

Slide 3 © 2025 AeroVironment, Inc. Safe Harbor Statement (Continued) Other unknown or unpredictable factors also could have a material adverse effect on AV’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, AV undertakes (and AV expressly disclaims) any obligation and does not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 4 © 2025 AeroVironment, Inc. Opportunity Overview

AV Closes Acquisition of BlueHalo on May 1, 2025





- Proven track record delivering next generation products to the U.S. Department of Defense and dozens of allied militaries for over 30 years
- Demonstrated history of profitable growth sustained by market leading investments in R&D
- AV will drive step-function growth as technology transitions to programs of record
- Ticker Symbol remains NASDAQ:AVAV
- 17.4M Shares issued to BlueHalo shareholders





~$7B
Market Cap (1)

~$2B
Annual Revenue

42,000+
AV platforms fielded and performing in the most demanding environments

100+
Countries sold to

(1) Market Cap as of market close on 5/2/2025

Slide 5
© 2025 AeroVironment, Inc.

Leading Solutions in Both UAS and C-UAS Operations

Precision Strike


SwitchBlade 600
Smart Munition System


SwitchBlade 300 Block 20
Tactical Munition System


Blackwing
Loitering Reconnaissance System

Group 1, 2, 3 UAS


P550
Battlefield Adaptable


Puma 3 AE
All-Environment


Jump 20-X
Unmatched Flexibility and Precision

C-UAS


Locust LWS
Directed Energy Solution


Titan & TitanSV
RF Detect and Neutralize


Freedom Eagle-1
Kinetic Intercept

Slide 6
© 2025 AeroVironment, Inc.

Expanding Across Emerging and Mission-Critical Domains

Space Technologies


BADGER
Next-Generation Space Operations


Laser Communications
Higher Speed and Security


Space Qualified Payloads
Full Suite Across GEO, MEO, and Cislunar Orbits

Ground and Maritime Robotics


Defender
Leading Small Form-Factor ROV


Ally
Designed for Speed, Efficiency and Reduced Size


Telemax EVO
Rugged Design Supports Mission Flexibility

Emerging Technologies


Wildcat
Group 3 VTOL UAS Engineered for Extremes


Solar HAPS
High-Altitude Pseudo-Satellite


AVACORE
Autonomy Software

Slide 7 | © 2025 AeroVironment, Inc.

AV Operates in Two Business Segments

Segment Leaders Drive Execution Across Product Portfolios



Autonomous Systems

Trace Stevenson – President of Autonomous Systems (AxS)

Trace has more than 20 years of experience in the defense industry and most recently served as the SVP and GM of AV's Uncrewed Systems Division. He has held various leadership roles within AV and has extensive experience overseeing M&A integration and strategic and tactical execution of multiple business units.



Precision Strike



Group 1-3 UAS



C-UAS & EW



Ground & Maritime Robotic Solutions



MacCready Works



Space, Cyber & Directed Energy

Trip Ferguson – President of Space, Cyber & DE

Trip most recently served as COO of BlueHalo and has experience in operational leadership roles across multidisciplinary industries. He brings an extensive background in strategy, operational excellence, M&A, start-up, and business integrations and is a veteran of the United States Marine Corps, where he completed three overseas tours.



Space Technologies



Directed Energy Solutions



Cyber



Advanced Solutions

Slide 8
© 2025 AeroVironment, Inc.

Addressing the Highest Priorities of National Security



Autonomous Systems

Precision Strike
Innovator of the one-way attack drone with the Switchblade family of loitering munitions and now have delivered more than 5,000 units; consistently adapting to the battlefield with autonomy, tracking and computer vision

Group 1, 2, 3 UAS
Global leader in Group 1 & 2 drones with more than 30,000 units delivered to over 50 countries; emerging leader in Group 3 multi-payload all-domain solutions that are defining the future of UAS

C-UAS & EW
Leading detect and defeat RF systems powered by **proprietary AI / ML technology driving the future battlespace of electronic warfare**

Ground & Maritime Robotic Solutions
Leading Program of Record that **will deliver the next generation of multi-mission ROVs to the Navy**
Paving the way for our law enforcement and military customers worldwide with **more than 5,500 units delivered to over 90 countries**

MacCready Works
This is where innovation happens; **industry leading computer vision technology** that defines the next generation of solutions for the battlefield



Space, Cyber & Directed Energy

Space Technologies
Developing and delivering the Nation's premier satellite operations capability via our proprietary, first-of-its-kind solution
275+ space systems flown on-orbit
One of the only **proven GEO lasercomm payloads**

Directed Energy Solutions
Leading acquisition, tracking, and pointing system
First operationally deployed Laser Weapon System (LWS) with over 23,000 hours of operation in-theatre

Cyber
National experts deployed across multiple critical cyber missions
The OSINT & Digital Operations technology provider for **National Intelligence Agencies, SOCOM, CYBERCOM and commercial customers**

Advanced Solutions
Developing bleeding edge technologies to drive the next generation of ground-breaking solutions

Slide 9
© 2025 AeroVironment, Inc.

AV is Perfectly Positioned for the Shifting Demands of Tomorrow's Warfighters

The Trump administration has identified its critical priorities for the Department of Defense…and AV has responded

One-Way Attack
Includes loitering munitions designed for precision strikes against high-value targets. Their cost-effectiveness and ability to overwhelm enemy defenses make them a priority for modern warfare.

Autonomous Systems
AI-driven land, air, and sea platforms capable of operating with minimal human intervention. These systems enhance operational effectiveness and reduce risks to human personnel.

C-UAS
Given the growing use of drones in modern conflicts, the U.S. DoD is investing in technologies to detect, track, and neutralize enemy drones, ensuring force protection and air superiority.

Space Technologies
As space becomes a contested domain, investments in satellite communications, missile warning systems, and space-based ISR ensure dominance and resilience in potential conflicts.

Cybersecurity
Protecting critical infrastructure, military networks, and sensitive data from cyber threats is essential as adversaries increasingly use cyber warfare tactics to disrupt U.S operations and exploit vulnerabilities.

Munitions
Modernizing precision-guided weapons, hypersonic missiles, and long-range strike capabilities is key to maintaining deterrence and readiness against near-peer adversaries in high-end conflicts.


Space Force
Leaders Start Work on
Golden Dome, See Massive
Effort Ahead
AIR & SPACE FORCES
MAGAZINE


Pentagon seeks to shift $50B in planned funding to new priorities in FY26
BREAKING DEFENSE


Pete Hegseth, Trump's new defense secretary, issues message vowing to 'rapidly' field emerging tech
DEFENSESCOOP


Trump's defense secretary nominee pledges to prioritize AI investments
AI
DEFENSESCOOP

Slide 10
© 2025 AeroVironment, Inc.
Source: Pete Hegseth's "Message to the Force", Defensescoop.

World-Class Management Team



Wahid Nawabi
Chief Executive Officer



Kevin McDonnell
Chief Financial Officer



Trace Stevenson
Autonomous Systems Segment Leader



Trip Ferguson
Space, Cyber & Directed Energy Segment Leader



Brad Truesdell
Chief Operating Officer



Church Hutton
Chief Growth Officer



Melissa Brown
Chief Legal & Compliance Officer



Archana Nirwan
Chief People Officer



Mark McNeely
Chief Administrative Officer



Rene Bardorf
Chief Communications Officer



Matthew Ramsey
Chief Information Officer

Slide 11
© 2025 AeroVironment, Inc.

AV's Addressable Opportunity Exceeds $50B



$50B+
Total Addressable Market
$4B+
Growing
UAS
GROUPS 1, 2, and 3
$5B+
Rapidly Growing
Defensive
CUAS & Electronic Warfare
$6B+
Rapidly Growing
OWA
Precision Strike &
One-Way Attack
$15B+
Rapidly Growing
ST
SPACE
TECHNOLOGIES
$23B+
Growing
Cyber
CYBER
Innovating
and Incubating
New Markets
MW / ADV
MACCREADY WORKS
ADVANCED SOLUTIONS

Slide 12
© 2025 AeroVironment, Inc.

Source: Renaissance Strategic Advisors.

Combined Business Provides Diversified Exposure to Critical Priority Growth Streams


UAS Group 1,2,3
Advanced Solutions
Ground and Maritime Robotic Solutions
Today
Precision Strike
C-UAS & EW
UAS Group 1,2,3
Advanced Solutions
Ground and Maritime Robotic Solutions
Post BlueHalo Acquisition
Cyber
Precision Strike
Space Technology

No mission area is expected to contribute more than 30% of FY26 pro-forma revenue (1)

Slide 13
© 2025 AeroVironment, Inc.

(1) Based upon pro-forma financials for the combined BlueHalo and AV in FY26 in accordance with the 424B3 filed February 12, 2025

A Purpose-Built Technology Platform

Proven, Scalable Business Model Delivering Successful Mission Outcomes

Purpose-built to rapidly field **IP-rich solutions** to the control points of **advanced battlespaces**



500+
Patents
Systems Development
PORs
Enduring Programs of Record built on disruptive technologies
Products and Programs of Record
AV
200+
PhDs in relevant fields
R&D and Mission Intimacy
~$600M
Annual product development spend (1)

(1) Includes IRAD, CRAD, and sustaining CapEx investments from FY25

Slide 14
© 2025 AeroVironment, Inc.

AV Is Delivering Innovation Across All Defense Domains



Orbital Warfare & Space Effects
Space Domain Awareness
C4ISR and Multi-Domain Operations
Laser Communications and Space Payloads
Hypersonic Telemetry and Tracking
Next-Gen Aviation
Group 3 UAS
Group 1-2 UAS
NextGen Interceptor (Kinetic C-UAS)
One-Way Attack
Autonomous Swarms
Perimeter/Base Defense
C2 Tracking and Sensing
Directed Energy C-UAS
Undersea Autonomy
Digital Operations
Space RF Systems for Communications, Telemetry, and Electronic Warfare
RF C-UAS
Ground Robotics
Laser Weapons, Precision Pointing and Tracking
Offensive & Defensive Cyber Operations
OSINT
Electronic Warfare

Slide 15
© 2025 AeroVironment, Inc.

Slide 16 © 2025 AeroVironment, Inc. Space, Cyber & Directed Energy Products C-UAS Product

Autonomous Systems


C-UAS Product
SUAS (Group 1/2 UAS)
PUMA LE
PUMA 3 AE
PUMA VTOL
P550
RAVEN B
VAPOR 55 MX
TOMAHAWK
MUAS (Group 3 UAS)
JUMP 20
JUMP 20-X
T-20
Precision Strike And Defense Systems
SWITCHBLADE 600
SWITCHBLADE 300
BLACKWING
Robotic Solutions (Telerob)
TELEMAX UGV
TEODOR EVO
Maccready Works (Advanced Technologies)
SOLAR HAPS
ARK
ACE
SPOTR-EDGE
WILDCAT
Unmanned Maritime
DEFENDER
RF C-UAS
TITAN
NextGen C-UAS Missle
FE-1
C2 Tracking + Sensing
Electronic Warfare

Slide 17
© 2025 AeroVironment, Inc.

AV Can Capitalize on Emerging "Big Bet" Opportunities



Golden Dome

Remote sensing, tracking, and classified space capabilities

Robust MDA heritage, insights, and customer perspectives

Layered effector design and production expertise



One-Way Attack

Industry leading Switchblade product line

Computer vision and sensing algorithms (e.g., AvaCore)

Cross-domain swarming and C2 software suites



Counter-UAS

Full suite of C-UAS products for rf identification and defeat

Operationally fielded directed energy C-UAS solution

Kinetic kill capability for NGCM

Over 2,000 systems delivered



Border Security

Mature range of homeland-safe EW and mobile ATC solutions

AI-enabled intelligence software products and mission support

Extensive sales heritage with relevant U.S. DoD / IC / DHS partners

Full suite of ISR-enabled Group 1-3 UAS



Space Technologies

275+ space systems flown on-orbit

One of the only proven GEO lasercomm payloads

Developing and delivering the Nation's premier satellite operations capability via our proprietary, first-of-its-kind solution

Slide 18
© 2025 AeroVironment, Inc.

Delivering Next-Gen Technology to Those Who Need it Most

AV products have delivered maximum impact in the most austere environments

AI-Driven Threat Prediction Intelligent analytics to detect, prioritize, and respond to emergent adversaries

Open-Architecture Seamless interoperability with allied forces and networks

Networked Autonomy Seamless multi-domain combat ecosystem for persistent campaigns



BADGER is the Nation's premier satellite operations capability leveraging our proprietary, **first-of-its-kind MSDA-tile technology**



AVACORE™ is AV's autonomy software providing an open framework for **rapid development and adoption of new autonomous missions** for uncrewed systems



More than 2,000 Titan and TitanSV systems have been deployed across the globe powered by AI/ML, providing non-specialist operators with situation awareness



P550 is a rugged, reliable, portable, all-weather tactical eVTOL Group 2 UAV platform that is **MOSA-compliant with field changeable payloads**



SPOTR-EDGE™ is AV's computer vision software **featuring edge compute for AI perception models** for onboard detection, classification, localization and tracking



LOCUST is the first operationally deployed Directed Energy LWS with over 23,000 operational hours in-theatre

Customers trust AV because our systems deliver when it matters most

Slide 19
© 2025 AeroVironment, Inc.

Slide 20 © 2025 AeroVironment, Inc. Large-Scale Program Wins Provide Tremendous Momentum SCAR (BADGER) $1.7B 8-years US Army SwitchBlade Contracts $1.7B Domestic SwitchBlade Orders $415M Multiple Programs International SwitchBlade Orders $248M 9 Countries Danish Defense Acquisition and Logistics Organization $181M 10-years MESR (Defender ROV) $133M 5-years International PUMA Orders $80M 7 Countries LOCUST AMP-HEL $76M 2-years NIWC UAS Electronic Warfare Systems $50M 5-years Italy Jump 20 POR $46M International C-UAS (Titan and TitanSV) NGCM (Freedom Eagle-1) $20M Congressional Funding Note: Domestic SwitchBlade Orders includes orders from awarded US Army SwitchBlade Contracts, recent activity cover the last twelve months, except for SCAR, which was awarded in May 2022 and increased from $1.4B to $1.7B within the last twelve months $33M Various Recent Award Activity

Slide 21 © 2025 AeroVironment, Inc. Large Defense Primes VC-Backed Defense Tech Players GDP-type growth Low-single-digit margins Highly diversified program base Methodical, risk-averse development Limited IRAD Robust cash flow conversion Step-function growth Long runway to profitability and cash flow Few mature programs Rapid development capabilities High-risk R&D strategy ✓ Program driven step-function growth Profitable and cash-flowing today, ✓ with high-visibility margin expansion Development hand-in-hand with ✓ customer Fast-cycle CRAD and IRAD ✓ investment AV uses deep customer partnerships and nimble technologies to break the tradeoff between growth and profitability, and innovation and risk A Unique Financial Profile World-Class Capabilities Transforming Mission Outcomes Through Technological Innovation ✓ ✓ ✓ ✓

Advancing Integration Efforts for Long-Term Success


AV
AeroVironment™
AV
BLUEHALO

Realizing Material, Actionable Cost Synergies

~$20M run-rate cost synergies across the entity

Additional revenue synergies are anticipated by cross-selling and leveraging the significant combined salesforce that broadens AV's geographic and customer footprint

Integration Approach

Integrated Sales & Marketing organizations on Day 1

Integrated Executive Management team on Day 1

Businesses aligned within business segments to maximize revenue synergies

Progressing on Integration

- ✓ Retaining top talent from both entities
- ✓ Aligning the performance of both entities to increase effectiveness
- ✓ Optimizing geographical footprint
- ✓ Maintain healthy balance sheet to pursue additional inorganic growth opportunities

Slide 22
© 2025 AeroVironment, Inc.

Slide 23 © 2025 AeroVironment, Inc. The AV Investment Opportunity One-of-a-Kind Defense Technology Company Perfectly Aligned with Top U.S. DoD Priorities Full Suite of Battle-Tested and Mission Centric Solutions Clear Line-of-Sight into Step-Function Growth Supported by Key Programs of Record and Backlog Proven, Scalable Business Model With an Extensive Record of Delivering Successful Mission Outcomes Extensive Innovation Engine Continuously Developing and Delivering Transformative Technologies Mission-Enabling Capabilities Across All-Domains Powered by Proprietary AI / ML Slide 23 © 2025 AeroVironment, Inc.

The Future Of Defense Is Now

Slide 25 © 2025 AeroVironment, Inc. Product and Solution Review

Expanding UAS Market Promotes Efficiency and Innovation, Fueling Increased Demand and Investment

Problem



Smaller Footprint Allows for UAS to Be Leveraged From More Locations





4-12 Weeks
Time to Train Military UAV Operator

2-3+ Years
Time to Train Military Pilot



$50K - $750K
Unit Cost of UAS Products



"Unmanned [platforms] will be a very important part of the way future wars are fought. Just the idea of survivability for human beings—to drive cost and time in ways that manned systems do not."
January 2025. Pete Hegseth, Secretary of Defense



$140M+
Unit Cost of F-22 Raptor

Slide 26
© 2025 AeroVironment, Inc.

Solution

Group 1-3 UAS Provides Critical Battlefield Reconnaissance

Uncrewed aerial systems provide warfighters the massed and resilient C2ISR (1) capabilities required to dominate 21st Century contested battlespaces


P550
Battlefield Adaptable


Puma LE
Long Endurance


T-20
Class-Leading Endurance & Payload Flexibility


Puma 3 AE
All-Environment


Jump 20-X
Unmatched Flexibility and Precision


Tomahawk Controller
Kinesis Software Provides Edge Asset Integration

(1) Command, Control, Intelligence, Surveillance, and Reconnaissance

Slide 27
© 2025 AeroVironment, Inc.

Problem

Increased Emphasis on Precision and Flexibility Drives Demand for One-Way Attack Systems Across All Echelons

"Unlike existing direct and indirect fire weapon systems, LASSO's discreet payload and unique capability delivers Soldiers the ability to abort against targets in a dynamic situation (e.g., use of human shields) or prosecute targets that would have been deemed non-viable in past due to the higher collateral damage associated with alternative munitions."
US Army's Fiscal Year 2025 Budget Justification.

"The advantage of having all the way down to the squad level a weapon system that can fly, can shoot even maybe out of a mortar tube and loiter for 40-45 minutes, [or] out of a vehicle that can loiter for 90 minutes … is huge, **because at the time that you launch that munition either A, you may not have a precise location for the target, or B, it may be moving. It gives you so much flexibility to engage either targets that are concealed or targets that are moving because of the loiter time."**
General David Berger, Former Commandant of the U.S. Marine Corps



Increased Range Compared to Traditional Tactical Indirect Fire Systems



Greater Precision Minimizes Collateral Damage and Reliance on Combat Service Support


BATTLE DAMAGE ASSESSMENT
TARGET DESTROYED

Slide 28
© 2025 AeroVironment, Inc.

Solution

Precision Strike - One Way Attack (OWA) Lethal Drones

Diverse portfolio of man-portable autonomous weapon systems that allows warfighters to rapidly prosecute protected adversary positions at standoff distances


Switchblade 600
Smart Munition System


Switchblade 300 Block 20
Tactical Munition System


Blackwing
Loitering Reconnaissance System

Slide 29
© 2025 AeroVironment, Inc.

Problem

Continued Proliferation of UAS Drives Urgent Need for C-UAS Solutions



"Sunday's [drone] attack by Iranian proxies on US forces serving in Jordan–the first time American soldiers have been killed by a conventional enemy air attack since the Korean War–serves as a stark reminder of the evolving threats that American forces face overseas. This event should highlight the importance of making sure our men and women in uniform have what they need to defend themselves." said Chris Miller-former acting Secretary of Defense.
February 2024. Wall Street Journal.



1,000+
Drones That Cross the US Border Each Month

Drones Deliver Contraband to Prisons





~$500
Cost of a Consumer Drone



$100K - $2M+
Cost of Counter Drone Missile



2,500
Drone Incursions Over NFL Stadiums During 2023 Season

Slide 30
© 2025 AeroVironment, Inc.

Solution

Defensive Systems – Counter UAS & Electronic Warfare

AV's C-UAS portfolio spans multiple capabilities (detect, track, destroy) and effectors (lasers, kinetic) to serve continuously evolving air defense requirements


Titan & TitanSV
RF Detect and Neutralize


LOCUST P-HEL
Palletized High-Energy Laser


LOCUST AMP-HEL
Army Multi-Purpose High-Energy Laser


LOCUST STRYKER
Integrated Directed Energy Solution


Freedom Eagle-1
Kinetic Intercept


VigilantHalo
Software-Driven Command and Control

Slide 31
© 2025 AeroVironment, Inc.

Slide 32 © 2025 AeroVironment, Inc. Exponential Growth in Satellites Requires New Space Architecture 2020 2030 3,000 Satellites On-Orbit in 2020 60,000 Satellites Expected On-Orbit by 2030 20x Growth In Satellites On-Orbit From 2020 to 2030 Problem

Solution

AV’s Space Technology Addresses Critical Missions

AV’s Space offerings underpin situational awareness, superiority, SATCOM, C2, and remote sensing missions across numerous orbits and architectures


BADGER
Next-Generation Space Operations


WASP
Transforming Existing Ground Infrastructure


MSDA Tile
Multi-Band Software Defined Antenna


PANTHER
RF Tracking & Telemetry


Laser Communications
Higher Speed and Security


Space Qualified Payloads
Full Suite Across GEO, MEO, and Cislunar Orbits

Slide 33
© 2025 AeroVironment, Inc.

Slide 34 © 2025 AeroVironment, Inc. Rising Threat Environment In the Pacific Highlights the Critical Demand for Autonomous Maritime Systems $700B+ Cost of U.S. Aircraft Carriers, Destroyers, and Submarines The goal of the Replicator Initiative – currently being written into FY2025 Budget documents – is to deliver thousands of relatively low-cost, “attritable” autonomous systems across multiple domains, including maritime, to the Indo-Pacific within 18 to 24 months to help the Pentagon counter China’s military buildup. August 2024. Deputy Defense Secretary, Kathleen Hicks. ~90,000 Crew needed across US Aircraft Carriers, Destroyers and Submarines “In the Indo-Pacific, the growing threat from China demands that we leverage autonomous systems to protect our high-value naval assets—like carriers and amphibious ships—by deploying autonomous platforms to detect, deter, and defeat adversary actions in contested maritime spaces. These systems extend our sensing and strike capabilities, preserving our crewed fleet for decisive operations.” November 2024. Commander of U.S. Indo-Pacific Command, Samuel J. Paparo Problem Source: U.S. Navy Fact Files, Congressional Budget Office

Solution

Ground & Maritime Robotic Solutions

Providing uncrewed ground and maritime systems to deliver agile, mission-ready solutions that enhance situational awareness and operational effectiveness for frontline forces


DEFENDER

Defender
Leading Small Form-Factor ROV


ALLY

Ally
Designed for Speed, Efficiency and Reduced Size


videoray.com

Pro5
Inspection Class ROV for Commercial Operations



Telemax EVO Pro
Rugged Design Supports Mission Flexibility



teEODor EVO
Next-Generation EOD Technology



Maritime Software
Specialized Autonomy Task-Specific Packages

Slide 35
© 2025 AeroVironment, Inc.

Solution

AV Delivers Key Cyber Solutions

AV serves highly sensitive offensive / defensive cyber and "tip of the spear" intelligence missions with a suite of "off-the-shelf" products and embedded expertise


Monocle
Situational Awareness System


Lokiset
Cyber Product


Scraawl
AI-Powered OSINT Analysis


OSINT
Open-Source Intelligence


SIGINT & MASINT
Signals & Measurement Intelligence


Digital Operations
Identity Management & Tradecraft Expertise

Slide 36
© 2025 AeroVironment, Inc.

Solution

MacCready Works

Serves as AV’s advanced innovation hub, focusing on breakthrough technologies in robotics, AI, sensors, and connectivity; this elite team of scientists and engineers collaborates with customers to develop highly autonomous, intelligent systems


WILDCAT
Group 3 VTOL UAS Engineered for Extremes


SOLAR HAPS
High-Altitude Pseudo-Satellite


Novel Systems
Long-Range Performance, Large Payloads


INGENUITY MARS HELICOPTER
First Powered Flight On Mars


SPOTR-EDGE
Computer Vision Software


AVACORE
Autonomy Software

Slide 37
© 2025 AeroVironment, Inc.